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                                                                    EXHIBIT 10.3

                 FIFTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

      This Fifth Amendment and Consent to Credit Agreement, dated as of July 29, 2004 (this "Amendment"), is entered into by and among WESCO DISTRIBUTION, INC. ("Borrower"); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender, and as Agent for Lenders (in such capacity, "Agent"); and the other Lenders.

                                    RECITALS

      WHEREAS, Borrower, the other Credit Parties signatory thereto, Agent and Lenders are parties to that certain Credit Agreement, dated as of March 19, 2002, (as amended by Amendment No. 1 to Credit Agreement, dated as of September 30, 2002, the Second Amendment and Consent, dated as of December 2, 2002, the Third Amendment to Credit Agreement, dated as of December 9, 2002, and the Fourth Amendment and Consent to Credit Agreement, dated as of March 28, 2003, and as hereafter further amended, restated or otherwise modified, the "Credit Agreement");

      WHEREAS, Borrower and the other Credit Parties desire to effect a reorganization of certain of the Canadian Credit Parties (items (A)-(DD) below are collectively referred to as the "Canadian Reorganization") whereby the following will occur:

      (A) WESCO Distribution-Canada, Inc. ("WESCO Canada") shall be continued as a corporation organized under the laws of Nova Scotia;

      (B) WESCO Canada shall form a new wholly-owned Canadian subsidiary, which shall be a Nova Scotia limited liability company ("Canada Newco");

      (C) WESCO Canada shall form a new wholly-owned Canadian subsidiary, which shall be a Nova Scotia unlimited liability company ("Canco 2");

      (D) A new entity in the form of an Ontario limited partnership ("WESCO Canada LP") shall be formed, and Canco 2 shall contribute cash in an aggregate amount not to exceed $100.00 to WESCO Canada LP in exchange for a 1% partnership interest in WESCO Canada LP; and WESCO Canada shall contribute cash to WESCO Canada LP in exchange for a 99% partnership interest in WESCO Canada LP;

      (E) Canco 2 shall issue shares of its common stock to its sole shareholder, WESCO Canada in exchange for cash consideration in an aggregate amount not to exceed $2,000,000 equal in value to approximately 1% of the value of WESCO Canada;

      (F) WESCO Canada shall contribute substantially all of its assets (including cash) and liabilities to WESCO Canada LP in exchange for approximately 99% of the partnership interests in WESCO Canada LP on a fully diluted basis;

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      (G)   Canco 2 shall contribute cash to WESCO Canada LP in exchange for approximately 1% of the partnership interests in WESCO Canada LP on a fully diluted basis;

      (H) Each of WESCO Canada and Canada Newco shall amalgamate to form WESCO Distribution Canada Co. ("WESCO ULC"), a Nova Scotia unlimited liability company;

      (I) WESCO Canada LP shall pay all accrued interest due and owing to WESCO Canada Finance Limited Partnership ("WESCO Canada Finance") pursuant to the existing intercompany loan from WESCO Canada Finance to WESCO Canada LP;

      (J) WESCO Equity Corporation ("WESCO Equity") shall form a new wholly-owned subsidiary in the form of a Nova Scotia unlimited liability company ("WESCO ULC 2");

      (K) WESCO Equity shall contribute all of its partnership interest in WESCO Canada Finance to WESCO ULC 2; in exchange for additional shares of common stock of WESCO ULC 2;

      (L) WESCO Finance Corp. ("WESCO Finance") shall form a new wholly-owned subsidiary in the form of a Nova Scotia unlimited liability company ("WESCO ULC 3");

      (M) WESCO Finance shall contribute all of its partnership interest in WESCO Canada Finance to WESCO ULC 3 in exchange for additional shares of common stock of WESCO ULC 3;

      (N) WESCO ULC 3 shall contribute all of its partnership interest in WESCO Canada Finance to WESCO Canada LP in exchange for an additional partnership interest (of equivalent value) in WESCO Canada LP;

      (O) Borrower shall extend an intercompany loan to WESCO Canada LP in an amount equal to the difference between the available cash on hand of WESCO Canada LP and the amount of that certain existing intercompany loan owing to WESCO Canada Finance;

      (P) WESCO Canada LP shall repay in full the existing intercompany loan owing to WESCO Canada Finance;

      (Q) WESCO ULC 2 shall contribute its .1% general partnership interest in WESCO Canada Finance to WESCO Canada LP in exchange for an additional partnership interest (of equivalent value) in WESCO Canada LP;

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      (R)   WESCO Canada Finance shall be dissolved and shall distribute its assets to the sole owner of its partnership interests, WESCO Canada LP;

      (S) WESCO Canada LP shall repay in full the existing intercompany loan from Borrower extended pursuant to clause (O) above;

      (T) Borrower shall form a new wholly owned direct subsidiary, which shall be a corporation organized under the laws of the State of Delaware ("US Newco");

      (U) Borrower shall contribute all of the issued and outstanding shares of WESCO ULC owned by Borrower to US Newco in exchange for additional shares of US Newco common stock of which 21% will be shares of non-voting common stock and 79% will be shares of voting common stock;

      (V) WESCO Finance shall contribute all of the issued and outstanding shares of WESCO ULC 3 owned by WESCO Finance to US Newco in exchange for additional shares of voting common stock of US Newco (of equivalent value);

      (W) WESCO Equity shall contribute all of the issued and outstanding shares of WESCO ULC 2 owned by WESCO Equity to US Newco in exchange for additional shares of voting common stock of US Newco (of equivalent value);

      (X) WESCO ULC shall contribute a portion of its partnership interest in WESCO Canada LP to Canco 2 in exchange for additional shares of common stock of Canco 2;

      (Y) Canco 2 shall be converted from a Nova Scotia unlimited liability company into a Nova Scotia limited liability company;

      (Z) WESCO Receivables Corp. ("WESCO Receivables") shall recapitalize its capital stock into 100,000 shares of common stock, consisting of 1,000 shares of Class A Common Stock and 99,000 shares of Class B Common Stock (the "Class B Stock"). The existing shares of common stock of WESCO Receivables held by Borrower will be converted into 1,000 shares of Class A Common Stock and 99,000 shares of Class B Stock;

      (AA) Borrower shall contribute all of the shares of Class B Stock of WESCO Receivables owned by Borrower to US Newco, in exchange for additional shares of US Newco common stock of which 21% will be shares of voting common stock and 79% will be shares of non-voting common stock;

      (BB) US Newco shall contribute to WESCO ULC (i) a portion of the shares of Class B Stock of WESCO Receivables owned by US Newco, (ii) all of the shares of WESCO ULC 3 owned by US Newco, and (iii) all of the shares of WESCO ULC 2 owned by US Newco, in exchange for shares of common stock of WESCO ULC;

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      (CC)  WESCO ULC, WESCO ULC 2 and WESCO ULC 3 shall amalgamate and continue as WESCO Distribution Canada Co. ("WESCO DC"); and

      (DD) US Newco shall sell certain of the shares of Class B Stock of WESCO Receivables then owned by US Newco to WESCO DC in exchange for a promissory note issued by WESCO DC to US Newco that will pay cash interest in an aggregate annual amount not to exceed $12,000,000 (the "WESCO DC Note").

      WHEREAS, Agent and Lenders are willing to consent to the Canadian Reorganization on and subject to the terms and conditions set forth herein;

      WHEREAS, Borrower, the other Credit Parties, Agent and Lenders are each desirous of entering into certain related amendments to the Credit Agreement as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein; and

      WHEREAS, this document shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment;

      NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Revolving Credit Advances and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrower by Lenders and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Borrower, the other Credit Parties, Agent and Lenders hereby agree as follows:

      1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.

      2. Consents, Agreements and Covenants.

            (a) Canadian Reorganization. Notwithstanding any provision contained in the Credit Agreement or other Loan Documents to the contrary, Agent and Lenders hereby consent to the Canadian Reorganization; provided, that, (i) the documentation for the Canadian Reorganization is in form and substance reasonably acceptable to Agent; (ii) upon its formation, US Newco shall become a party to the Credit Agreement as a Credit Party; (iii) upon its formation, US Newco shall become a Grantor under the Security Agreement; (iv) upon its formation, US Newco shall enter into a pledge agreement in form and substance satisfactory to Agent pursuant to which US Newco shall pledge, among other things, the stock of WESCO DC (upon the issuance of its stock) owned by US Newco, the stock of WESCO ULC (upon the issuance of its stock) owned by US Newco, the stock of WESCO ULC 2 (upon the issuance of its stock) owned by US Newco, the stock of WESCO ULC 3 (upon the issuance of its stock) owned by US Newco, the shares of Class B Stock of WESCO Receivables owned by US Newco and the WESCO DC Note held by US Newco to Agent, on behalf of itself and Lenders, which WESCO DC Note shall serve as Collateral and shall be subordinated to the Obligations on terms and conditions satisfactory to Agent; (v) Borrower shall enter into an amendment to the

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Borrower Pledge Agreement whereby it shall pledge to Agent, on behalf of itself and Lenders, all of the capital stock of US Newco owned by Borrower, all of the capital stock of WESCO ULC (upon the issuance of its stock) owned by Borrower, all of the shares of Class B Stock of WESCO Receivables owned by Borrower and the Intercompany Note from WESCO Canada LP in favor of Borrower, which Note shall serve as Collateral and shall be subordinated to the Obligations on terms and conditions satisfactory to Agent; (vi) upon its formation, Canco 2 shall become a party to the Credit Agreement as a Credit Party; (vii) upon its formation, Canco 2 shall become a Grantor under the Security Agreement; (viii) upon its formation, Canco 2 shall enter into a pledge agreement in form and substance satisfactory to Agent; (ix) WESCO Canada shall enter into an amendment to the WESCO Canada Pledge Agreement whereby it shall pledge to Agent, on behalf of itself and Lenders, all of the shares of common stock of each of Canada Newco (upon the issuance of its shares of common stock) and Canco 2 (upon the issuance of its shares of common stock) owned by WESCO Canada; (x) upon its formation, WESCO Canada LP shall become a party to the Credit Agreement as a Credit Party;
(xi) upon its formation, WESCO Canada LP shall become a Grantor under the Security Agreement; (xii) upon its formation, WESCO Canada LP shall enter into a pledge agreement in form and substance satisfactory to Agent; (xiii) upon its formation, WESCO ULC shall become a party to the Credit Agreement as a Credit Party; (xiv) upon its formation, WESCO ULC shall become a Grantor under the Security Agreement; (xv) upon its formation, WESCO ULC shall enter into a pledge agreement in form and substance satisfactory to Agent pursuant to which WESCO ULC shall pledge, among other things, the shares of Class B Stock of WESCO Receivables owned by WESCO ULC, the partnership interest of WESCO Canada LP (upon the issuance of its partnership interests) owned by WESCO ULC, the shares of common stock of Canco 2 (upon the issuance of its shares of common stock) owned by WESCO ULC, the stock of WESCO ULC 2 (upon the issuance of its stock) owned by WESCO ULC, and the stock of WESCO ULC 3 (upon the issuance of its stock) owned by WESCO ULC to Agent, on behalf of itself and Lenders; (xvi) upon its formation, WESCO DC shall become a party to the Credit Agreement as a Credit Party; (xvii) upon its formation, WESCO DC shall become a Grantor under the Security Agreement; (xviii) upon its formation, WESCO DC shall enter into a pledge agreement in form and substance satisfactory to Agent pursuant to which WESCO DC shall pledge, among other things, the shares of Class B Stock of WESCO Receivables owned by WESCO DC, the partnership interest of WESCO Canada LP (upon the issuance of its partnership interests) owned by WESCO DC and the shares of common stock of Canco 2 (upon the issuance of its shares of common stock) owned by WESCO DC to Agent, on behalf of itself and Lenders; (xix) upon its formation, WESCO ULC 2 shall become a party to the Credit Agreement as a Credit Party; (xx) upon its formation, WESCO ULC 2 shall become a Grantor under the Security Agreement; (xxi) upon its formation, WESCO ULC 2 shall enter into a pledge agreement in form and substance satisfactory to Agent pursuant to which WESCO ULC 2 shall pledge, among other things, the partnership interests of WESCO Canada Finance owned by WESCO ULC 2 to Agent, on behalf of itself and Lenders;
(xxii) upon its formation, WESCO ULC 3 shall become a party to the Credit Agreement as a Credit Party; (xxiii) upon its formation, WESCO ULC 3 shall become a Grantor under the Security Agreement; (xxiv) upon its formation, WESCO ULC 3 shall enter into a pledge agreement in form and substance satisfactory to Agent pursuant to which WESCO ULC 3 shall pledge, among other things, the partnership interests of WESCO Canada LP (upon the issuance of its partnership interests) owned by WESCO ULC 3 to Agent, on behalf of itself and Lenders; (xxv) upon its formation, Canada Newco shall become a party to the Credit

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Agreement as a Credit Party; (xxvi) upon its formation, Canada Newco shall grant a security interest in all of its assets to Agent, for the benefit of itself and Lenders; (xxvii) upon its formation, Canada Newco shall enter into a pledge agreement in form and substance satisfactory to Agent; (xxviii) all conditions set forth in Section 4 hereof shall be satisfied in form and substance satisfactory to Agent; and (xxix) at any time and from time to time, upon the written request of Agent and at the sole expense of Borrower, Borrower and/or any other Credit Party shall promptly and duly execute and deliver any and all such UCC financing statements, PPSA financing statements, agreements, instruments and documents and take such further actions as Agent may deem necessary or desirable to effectuate the foregoing intents and purposes.

            (b) Security Documents. The consent set forth in Section 2(a) above is subject to the further condition that Agent shall receive, in form and substance satisfactory to Agent and at the times for delivery specified below, each of the following documents, fully executed by all parties thereto: (i) upon their formation, a Security Agreement pursuant to which each of Canco 2, WESCO Canada LP, WESCO ULC, WESCO ULC 2, WESCO ULC 3 and Canada Newco shall grant to Agent, for the benefit of itself and Lenders, a security interest in all of their respective assets; (ii) upon its formation, a joinder to the Security Agreement pursuant to which US Newco shall become a Grantor under the Security Agreement; (iii) upon its formation, a Guaranty executed by US Newco in favor of Agent and Lenders with respect to the Obligations; (iv) upon their formation, a Guaranty executed by each of Canco 2, WESCO Canada LP, WESCO ULC, WESCO ULC 2, WESCO ULC 3 and Canada Newco in favor of Agent and Lenders in respect of the Obligations; (v) upon its formation, a pledge agreement pursuant to which US Newco shall pledge all of its assets, including, without limitation, the stock of WESCO ULC (upon the issuance of its stock) owned by US Newco, the stock of WESCO DC (upon the issuance of its stock) owned by US Newco, the shares of common stock of WESCO ULC 2 owned by US Newco (upon the acquisition of such shares of common stock by US Newco from WESCO Equity), the shares of common stock of WESCO ULC 3 owned by US Newco (upon the acquisition of such shares of common stock by US Newco from WESCO Finance), and immediately upon their acquisition, the WESCO DC Note (upon the execution of the WESCO DC Note) held by US Newco and the shares of Class B Stock of WESCO Receivables owned by US Newco, to Agent, on behalf of itself and Lenders; (vi) upon its formation, a pledge agreement pursuant to which Canco 2 shall pledge all of its assets, including, without limitation, the partnership interests in WESCO Canada LP (upon the issuance of its partnership interests) owned by Canco 2, to Agent, on behalf of itself and Lenders; (vii) upon its formation, a pledge agreement pursuant to which WESCO Canada LP shall pledge all of its assets, including, without limitation, and immediately upon their acquisition, the partnership interests in WESCO Canada Finance owned by WESCO Canada LP to Agent, on behalf of itself and Lenders; (viii) upon its formation, a pledge agreement pursuant to which WESCO ULC shall pledge all of its assets, including, without limitation, the shares of Class B Stock of WESCO Receivables owned by WESCO ULC, the partnership interests of WESCO Canada LP (upon the issuance of its partnership interests) owned by WESCO ULC, and the shares of common stock of Canco 2 (upon the issuance of its shares of common stock) owned by WESCO ULC to Agent, on behalf of itself and Lenders; (ix) upon its formation, a pledge agreement pursuant to which WESCO DC shall pledge all of its assets, including, without limitation, the shares of Class B Stock of WESCO Receivables owned by WESCO DC, the partnership interests in WESCO Canada LP (upon the issuance of such partnership interests) owned by WESCO DC and the shares of common stock of Canco 2 (upon the issuance of its shares of common stock) owned by

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WESCO DC to Agent, on behalf of itself and Lenders; (x) upon its formation, a pledge agreement pursuant to which Canada Newco shall pledge all of its assets to Agent, on behalf of itself and Lenders, effective immediately and automatically upon the consummation of the transaction described in clause (B) of the second "Whereas" clause of this Amendment; (xi) an amendment to the WESCO Canada Pledge Agreement, pledging the shares of common stock of Canada Newco owned by WESCO Canada, effective immediately and automatically upon the consummation of the transaction described in clause (B) of the second "Whereas" clause of this Amendment; (xii) an amendment to the WESCO Canada Pledge Agreement, pledging the shares of common stock of Canco 2 owned by WESCO Canada, effective immediately and automatically upon the consummation of the transaction described in clause (C) of the second "Whereas" clause of this Amendment; (xiii) an amendment to the WESCO Canada Pledge Agreement, pledging the partnership interests of WESCO Canada LP owned by Canco 2 and WESCO Canada, effective immediately and automatically upon the consummation of the transactions described in clause (D) of the second "Whereas" clause of this Amendment; (xiv) an amendment to the WESCO Canada Pledge Agreement, pledging the shares of common stock of Canco 2 owned by WESCO Canada, effective immediately and automatically upon the consummation of the transaction described in clause (E) of the second "Whereas" clause of this Amendment; (xv) an amendment to the WESCO Canada Pledge Agreement, pledging the partnership interests of WESCO Canada LP owned by WESCO Canada, effective immediately and automatically upon the consummation of the transaction described in clause (F) of the second "Whereas" clause of this Amendment; (xvi) an amendment to the Borrower Pledge Agreement, which amendment shall (I) add the stock of WESCO ULC owned by Borrower, effective immediately and automatically upon the consummation of the transaction described in clause
(H) of the second "Whereas" clause of this Amendment; (II) add to the Collateral for the Obligations of the additional stock of US Newco owned by Borrower, effective immediately and automatically upon the consummation of the transaction described in clause (T) of the second "Whereas" clause of this Amendment; (III) add to the Collateral for the Obligations of the shares of Class B Stock of WESCO Receivables owned by Borrower, effective immediately and automatically upon the consummation of the transaction described in clause (Z) of the second "Whereas" clause of this Amendment and (IV) add to the Collateral for the Obligations of the intercompany note from WESCO Canada LP in favor of Borrower, effective immediately and automatically upon the consummation of the transaction described in clause (O) of the second "Whereas" clause of this Amendment; (xvii) a pledge amendment pursuant to which WESCO Equity shall pledge all of its assets to Agent, on behalf of itself and Lenders, including, without limitation, the stock of WESCO ULC 2 owned by WESCO Equity, effective immediately and automatically upon the consummation of the transaction described in clause (J) of the second "Whereas" clause of this Amendment; (xviii) a pledge agreement pursuant to which WESCO ULC 2 shall pledge all of its assets to Agent, on behalf of itself and Lenders, including, without limitation, the partnership interests of WESCO Canada Finance owned by WESCO ULC 2, effective immediately and automatically upon the consummation of the transaction described in clause (K) of the second "Whereas" clause of this Amendment; (xix) an amendment to the WESCO Finance Pledge Agreement, pledging the stock of WESCO ULC 3 owned by WESCO Finance, effective immediately and automatically upon the consummation of the transaction described in clause (L) of the second "Whereas" clause of this Amendment; (xx) a pledge agreement pursuant to which WESCO ULC 3 shall pledge all of its assets to Agent, on behalf of itself and Lenders, including, without limitation, the partnership interests of WESCO Canada LP

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owned by WESCO ULC 3, effective immediately and automatically upon the consummation of the transaction described in clause (M) of the second "Whereas" clause of this Amendment; (xxi) an amendment to the WESCO ULC 3 Pledge Agreement, which amendment shall amend the portion of the partnership interests of WESCO Canada LP owned by WESCO ULC 3 as pledged to Agent, effective immediately and automatically upon the consummation of the transaction described in clause (N) of the second "Whereas" clause of this Amendment; (xxii) an amendment to the Pledge Agreement of WESCO ULC, effective immediately and automatically following the consummation of the transaction described in clause
(X) of the second "Whereas" clause of this Amendment, which amendment shall amend the portion of the partnership interest in WESCO Canada LP, and the portion of Canco 2 shares owned by WESCO ULC as pledged to Agent; (xxiii) an amendment to the Pledge Agreement of US Newco, effective immediately and automatically following the consummation of the transaction described in clause
(DD) of the second "Whereas" clause of this Amendment, which amendment shall reflect the sale of certain of the shares of Class B Stock of WESCO Receivables owned by US Newco to WESCO ULC; (xxiv) all UCC financing statements, PPSA financing statements, endorsements in blank, stock powers endorsed in blank, original stock certificates, original promissory notes, and other filings, instruments, agreements and documents which Agent deems necessary or desirable to perfect Agent's security interests in all of the assets of US Newco; and
(xxv) all PPSA financing statements, endorsements in blank, stock powers endorsed in blank, original stock certificates, original promissory notes, and other filings, instruments, agreements and documents necessary or desirable to perfect Agent's security interests in all of the assets of each of Canco 2; WESCO Canada LP, WESCO DC, WESCO ULC, WESCO ULC 2, WESCO ULC 3 and Canada Newco. In the event that any of the foregoing conditions is not, or fails to remain, satisfied, the consent set forth in Section 2(a) above shall be of no further force and effect and shall be void ab initio.

            (c) Opinion. The consent set forth in Section 2(a) above is subject to the further condition that, upon completion of the Canadian Reorganization, Agent shall receive a legal opinion addressed to Agent and each of the Lenders from United States and Canadian counsel to Borrower and the other Credit Parties, which legal opinion shall address the Canadian Reorganization, the matters contemplated by this Amendment including, by way of example, but not of limitation, the various security agreements and pledge agreements and the various security interests and liens granted to Agent, on behalf of itself and Lenders, and such other related matters as Agent may reasonably request, and which legal opinion shall be in form and substance satisfactory to Agent. In the event that the recipients of this Section 2(c) are not, or fail to remain, satisfied, the consent set forth in Section 2(a) above shall be of no further force and effect and shall be void ab initio.

            (d) WESCO DC Note. Notwithstanding any provision contained in the Credit Agreement or other Loan Documents to the contrary, Agent and Lenders hereby consent to the issuance of the WESCO DC Note and the payment by WESCO DC to US Newco of cash interest in respect of such Note in an aggregate annual amount not to exceed $12,000,000; provided, that, (i) the WESCO DC Note shall be in form and substance acceptable to Agent, (ii) upon its receipt of any and all payments of interest in respect of such Note, US Newco shall dividend or otherwise distribute the entire amount of such payments of interest to Borrower and (iii) such WESCO DC Note shall be pledged to the Agent, on behalf of itself and Lenders, as Collateral for the Obligations pursuant to legal documentation in form and substance satisfactory to Agent.

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            (e) Event of Default. If at any time before, during or after consummation of the Canadian Reorganization Borrower or any other Credit Party shall fail to observe or fully satisfy any of the requirements and other provisions set forth in this Section 2, it shall constitute an Event of Default for all purposes of the Credit Agreement and each other Loan Document.

      3. Amendments. The Credit Agreement is amended as follows:

            3.1 Section 6.3 (Indebtedness).

            (a) Section 6.3 (Indebtedness) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (xix) thereof, changing current clause (xx) to clause (xxii), and inserting the following clause as new clause (xx) and clause (xxi):

            "(xx) Indebtedness consisting of intercompany loans and advances made following the Closing Date by US Newco to WESCO DC in an aggregate principal amount at any time outstanding that shall not exceed $150,000,000 or the Dollar Equivalent Amount thereof; provided, that: (A) WESCO DC shall have executed and delivered to US Newco an interest bearing demand note (which shall be an "Intercompany Note" as defined herein) to evidence any and all such intercompany Indebtedness owing at any time by WESCO DC to US Newco, which Intercompany Note shall be in form and substance satisfactory to Agent and shall be pledged and delivered to Agent as additional collateral security for the Obligations and shall be accompanied by an endorsement executed in blank and any other documentation or other deliveries necessary or desirable to perfect Agent's security interest in such Intercompany Note; (B) each such Credit Party shall record all intercompany transactions on its books and records in a manner satisfactory to Agent; (C) the obligations of WESCO DC under any such Intercompany Note shall be subordinated to the Obligations hereunder and under the other Loan Documents in a manner reasonably satisfactory to Agent; (D) at the time such intercompany loan is made by US Newco and after giving effect thereto, US Newco and WESCO DC shall each be Solvent, and (E) no Default or Event of Default shall have then occurred and be continuing or would occur and be continuing after giving effect to any such proposed intercompany Indebtedness;

            "(xxi) Indebtedness consisting of intercompany loans and advances made following the Closing Date by Borrower to WESCO Canada LP in an aggregate principal amount at any time outstanding that shall not exceed $35,000,000 or the Dollar Equivalent Amount thereof; provided, that: (A) WESCO Canada LP shall have executed and delivered to Borrower a demand note (which shall be an "Intercompany Note" as defined herein) to evidence any and all such intercompany Indebtedness owing at any time by WESCO Canada LP to Borrower, which Intercompany Note shall be in form and substance satisfactory to Agent and shall be pledged and delivered to Agent as additional collateral security for the Obligations and shall be accompanied by an endorsement executed in blank and any other documentation or other deliveries necessary or desirable to perfect Agent's security interest in such Intercompany Note; (B) each such Credit Party shall record all intercompany transactions on its books and records in a manner satisfactory to Agent; (C) the obligations of WESCO Canada LP under any such Intercompany Note shall be subordinated to the Obligations hereunder and under the

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      other Loan Documents in a manner reasonably satisfactory to Agent; (D) at the time such intercompany loan is made by Borrower and after giving effect thereto, Borrower and WESCO Canada LP shall each be Solvent, (E) no Default or Event of Default shall have then occurred and be continuing or would occur and be continuing after giving effect to any such proposed intercompany Indebtedness and (F) any such intercompany loan shall be repaid in full on or prior to the third Business Day following the effective date of this Fifth Amendment;"

            (b) Effective upon consummation of the Canadian Reorganization,
Section 6.3 (Indebtedness) of the Credit Agreement will be amended by amending restating clause (ix) to read in its entirety as follows:

            (ix) Indebtedness consisting of intercompany loans and advances made by Borrower to WESCO Canada LP; provided, that (A) WESCO Canada LP shall have executed and delivered to Borrower, a demand note, (the "Intercompany Note") to evidence any and all such intercompany Indebtedness owing at any time, which Intercompany Note shall be in form and substance satisfactory to Agent and shall be pledged and delivered to Agent pursuant to the applicable Pledge Agreement or Security Agreement as additional collateral security for the Obligations; (B) Borrower and WESCO Canada LP shall each record all intercompany transactions on their respective books and records in a manner satisfactory to Agent; (C) the obligation of WESCO Canada LP under the Intercompany Note issued by it shall be subordinated to the Obligations hereunder and under the other Loan Documents in a manner satisfactory to Agent; (D) at the time any such intercompany loan or advance is made and after giving effect thereto, each of Borrower, WESCO Finance, WESCO ULC and WESCO Canada LP shall be Solvent; (E) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan; (F) the aggregate balance of all such intercompany loans and advances made by Borrower to WESCO Canada LP shall not exceed $50,000,000 or the Dollar Equivalent Amount thereof at any one time outstanding; (G) the recipient of any such intercompany loans shall be creditworthy, as determined by Agent; and (H) to the extent required by applicable law, all such loans and advances shall bear interest and all applicable withholdings shall be deducted and remitted to the applicable Governmental Authority when due and payable;

            3.2 Annex A (Definitions).

            (a) Annex A (Definitions) to the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

      "US Newco" means WDC Holding, Inc., a Delaware corporation.

      "WESCO Canada LP" means WESCO Distribution Canada LP, an Ontario limited partnership.

      "WESCO DC" means WESCO Distribution Canada Co., a Nova Scotia unlimited liability company.

            (b) Annex A (Definitions). Effective upon the consummation of the Canadian Reorganization, Annex A (Definitions) is amended by changing the following definition:

      "WESCO Canada" means WESCO Canada LP.

            3.3 Schedules. Existing Schedules 3.1, 3.2, 3.6, 3.8, 3.18, 3.19 and
3.22 are amended by deleting them in their entirety and replacing them in their entirety with the attached amended and restated Schedules 3.1, 3.2, 3.6, 3.8, 3.18, 3.19 and 3.22.

      4. Conditions Precedent to Effectiveness. The effectiveness of each of the consents set forth in Section 2 and the amendments set forth in Section 3 hereof is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Agent:

            4.1 Agent's receipt of counterparts of this Amendment, duly executed by the Borrower, the other Credit Parties listed as signatories hereto, Agent and Lenders.

            4.2 No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated thereby.

            4.3 The payment by the Borrower to the Administrative Agent, for the account of Lenders, of an amendment fee in an amount equal to $75,000, to be distributed pro rata to all Lenders which have timely approved this Amendment, as evidenced by each such Lender's timely execution and delivery of a counterpart signature page to this Amendment and based on each Lender's Commitments immediately prior to the effectiveness of this Amendment.

            4.4 Agent shall have received evidence that any and all necessary approvals and consents to the Canadian Reorganization shall have been obtained, including, without limitation, any and all necessary approvals, consents and amendments in connection with the Permitted Receivables Financing, all of which shall be in form and substance satisfactory to Agent.

            4.5 Agent shall have received a legal opinion addressed to Agent and each of the Lenders from United States and Canadian counsel to Borrower and the other Credit Parties, which legal opinion shall address the Borrower's and the other Credit Parties' ability and authority to carry out the Canadian Reorganization, the matters contemplated by this Amendment and completed as of the date hereof and such other related matters as Agent may reasonably request, and which legal opinion shall be in form and substance satisfactory to Agent.

            4.6 Agent and Lenders shall have received such other agreements, instruments and documents as Agent may reasonably request.

      5. Reference to and Effect Upon the Credit Agreement and other Loan Agreements.

            5.1 Except for the specific consents provided for in Section 2 above and the specific amendments set forth in Section 3 above, the Credit Agreement, the Notes and each

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

other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

            5.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition (except for the specific consents in Section 2 above), or to any amendment or modification of any term or condition (except as specifically amended in Section 3 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as modified hereby.

            5.3 Each of US Newco, WESCO Canada LP, Canco 2, WESCO DC, WESCO ULC, WESCO ULC 2, WESCO ULC 3 and Canada Newco is and shall be deemed to be a "Credit Party" for all purposes under the Credit Agreement and each other Loan Document.

      6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

      7. Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys' fees).

      8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

      9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                         BORROWER:

                                         WESCO DISTRIBUTION, INC.

                                         By:_______________________________
                                         Name:_____________________________
                                         Title:____________________________

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

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

                                         WESCO DISTRIBUTION-CANADA, INC.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         WESCO CANADA FINANCE LIMITED
                                         PARTNERSHIP

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         WESCO INTERNATIONAL, INC.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         WESCO FINANCE CORPORATION

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         CDW HOLDCO, LLC

                                         By:___________________________________
                                                  Its Managing Member

                                                  By:__________________________
                                                  Name:________________________
                                                  Title:_______________________

                                         HERNING ENTERPRISES, INC.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         WESCO NIGERIA, INC.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         WESCO EQUITY CORPORATION

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, AS AGENT AND LENDER

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         THE CIT GROUP/BUSINESS CREDIT,
                                         INC., AS SYNDICATION AGENT AND LENDER

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         FLEET CAPITAL CORPORATION,
                                         AS DOCUMENTATION AGENT AND LENDER

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         CITIZENS BANK OF PENNSYLVANIA

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         PNC BANK, NATIONAL ASSOCIATION,
                                         AS LENDER

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         LASALLE BANK NATIONAL ASSOCIATION

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         FIRST COMMONWEALTH BANK
                                         T/A NBOC BANK, AS LENDER

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________